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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                           ---------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------


                                 DATE OF REPORT

             (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 17, 1996


                          FHP INTERNATIONAL CORPORATION

               (Exact Name of Registrant as Specified in Charter)


       DELAWARE
     (State or Other            0-14796           33-0072502
     Jurisdiction of          (Commission       (IRS Employer
     Incorporation)          File Number)       Identification No.)



                            3120 W. LAKE CENTER DRIVE

                          SANTA ANA, CALIFORNIA  92704

                    (Address of Principal Executive Offices)


                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (714) 825-6600


                                   Page 1 of 4
                             Exhibit Index on Page 4
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Item 5.   OTHER EVENTS.

          On August 4, 1996, FHP International Corporation, a Delaware corporation (the "Registrant"), entered into an Agreement and Plan of Reorganization (the "Original Reorganization Agreement") dated August 4, 1996 by and among the Registrant, PacifiCare Health Systems, Inc., a Delaware corporation ("PHS"), N-T Holdings, Inc., a Delaware corporation ("New PacifiCare"), Neptune Merger Corp., a Delaware corporation and a wholly-owned subsidiary of New PacifiCare ("PacifiCare Merger Sub"), and Tree Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of New PacifiCare ("FHP Merger Sub"). Pursuant to the Original Reorganization Agreement, New PacifiCare agreed to acquire all the stock of the Registrant by merger of the Registrant with FHP Merger Sub (the "Transaction").

          On September 17, 1996, the Registrant, PHS, New PacifiCare, PacifiCare Merger Sub and FHP Merger Sub entered into an Amended and Restated Agreement and Plan of Reorganization (the "Reorganization Agreement") amending and restating in its entirety the Original Reorganization Agreement. The principal purpose of the Reorganization Agreement is to provide that the Transaction may occur whether or not a proposed amendment to the Registrant's Certificate of Incorporation (the "Series A Amendment") is approved. In the event such approval is not obtained, each holder of the Registrant's Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock") (i) will be entitled to exercise "Special Conversion Rights" (as provided in the Registrant's Certificate of Incorporation), or (ii) in the absence of an exercise of Special Conversion Rights, will be entitled to receive the same consideration in the Transaction that such holder would have received had such holder converted such holder's Series A Preferred Stock into Common Stock immediately prior to the effective time of the Transaction. The Reorganization Agreement also clarifies the Original Reorganization Agreement in certain other respects.

          PHS and New PacifiCare have received a commitment from Bank of America to provide financing for the cash portion of the Transaction. The closing of the Transaction is subject to customary closing conditions, including the approval of the stockholders of the Registrant and PHS, various regulatory approvals and passage of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR").

          The description of the Transaction set forth herein is qualified in its entirety by the terms and conditions of the Reorganization Agreement attached as an exhibit to this report and incorporated herein by reference.

          On September 20, 1996, the Registrant and PHS jointly announced that the U.S. Federal Trade Commission had, in accordance with the regulations promulgated under HSR, requested additional documentation regarding the Transaction (the "Second Request"). The Registrant issued a press release announcing the Second Request, which is filed herewith as Exhibit 99.

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.


Exhibit No.         Description of Exhibit
- -----------         -----------------------
    2               Amended and Restated Agreement and Plan of Reorganization
                    dated September 17, 1996 by and among FHP International
                    Corporation, a Delaware corporation, PacifiCare Health
                    Systems, Inc., a Delaware corporation, N-T Holdings, Inc., a
                    Delaware corporation, Neptune Merger Corp., a Delaware corporation, and Tree Acquisition Corp., a Delaware corporation (the "Reorganization Agreement"). (Schedules and
                    Exhibits have been omitted pursuant to Rule 601(b)(2) of Regulation S-K. Such Schedules and Exhibits are listed and described in the Reorganization Agreement. Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon its request, any or all of such omitted Schedules and Exhibits.)

    99              Press Release dated September 20, 1996.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FHP INTERNATIONAL CORPORATION


                         By:  /s/ Michael J. Weinstock
                              ----------------------------------
                              Michael J. Weinstock,
                              Secretary

Dated:  September 24, 1996

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                                INDEX TO EXHIBITS


                                                                   Sequentially
                                                                    Numbered
Exhibit Number       Description of Exhibit                          Page
- --------------      ------------------------                        -----------
    2               Amended and Restated Agreement and Plan
                    of Reorganization dated September 17,
                    1996 by and among FHP International
                    Corporation, a Delaware corporation,
                    PacifiCare Health Systems, Inc., a
                    Delaware corporation, N-T Holdings,
                    Inc., a Delaware corporation, Neptune
                    Merger Corp., a Delaware corporation,
                    and Tree Acquisition Corp., a Delaware
                    corporation (the "Reorganization
                    Agreement"). (Schedules and Exhibits
                    have been omitted pursuant to Rule
                    601(b)(2) of Regulation S-K.  Such
                    Schedules and Exhibits are listed and
                    described in the Reorganization
                    Agreement.  Registrant hereby agrees to
                    furnish supplementally to the Securities and Exchange Commission, upon its request, any or all of such omitted
                    Schedules and Exhibits.)

   99               Press Release dated September 20, 1996.